Income Taxes	6 Months Ended	12 Months Ended
	Mar. 31, 2014	Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes

(17) Income Taxes

Deferred Taxes

Alion is subject to income taxes in the U.S., various states, India and Canada. Tax statutes and regulations within each jurisdiction are subject to interpretation requiring management to apply significant judgment. Alion recorded $1.7 million and $3.4 million in goodwill-related deferred tax expense and liabilities for the three and six month periods ended March 31, 2014 and 2013. The Company recognized $5 thousand and $7 thousand in current tax expense for its Indian subsidiary for the three and six month periods ended March 2014 and no current tax expense for the three and six month periods ended March 31, 2013.

The Company expects to be able to use existing and anticipated net operating losses (NOL) to offset taxes that may become due in the future if Alion has future taxable income. Even though Alion has recorded a full valuation allowance for all deferred tax assets and is carrying a $61.6 million deferred tax liability, the Company does not expect to pay any domestic income taxes for the foreseeable future and minimal foreign income taxes for its operations in India. Alion’s ability to utilize NOL tax benefits will depend upon how much future taxable income it has and may be limited under certain circumstances. Alion does not have any NOL tax benefits it can carry back to prior years.

The Company’s effective tax rate for the six months ended March 31, 2014 was (11.0%) and (20.9%) for the six months ended March 31, 2013. As of March 31, 2014 and September 30, 2013 the net deferred tax liability was:

	March 31, 2014	September 30, 2013
	(In thousands)
Current deferred tax asset	$8,712	$9,228
Noncurrent deferred tax asset	104,317	87,812
Valuation allowance	(113,029)	(97,040)
Noncurrent deferred tax liability	(61,617)	(58,130)

Net deferred tax liability	$(61,617)	$(58,130)

Tax Uncertainties

Based on the latest available information, Alion periodically assesses its liabilities and contingencies for all periods open to examination by tax authorities. Where management believes there is more than a 50 percent chance the Company’s tax position will not be sustained, Alion records its best estimate of the resulting tax liability, including interest. Interest or penalties related to income taxes are reported separately from income tax expense. The Company has analyzed its tax positions and has not recorded any liabilities for tax uncertainties.

Alion may become subject to federal or state income tax examination for tax years ended September 2010 and after. Alion’s former status as a pass-through entity owned by a tax-exempt trust makes an examination unlikely and the possibility of an adverse determination remote. The Company does not expect resolution of tax matters for any open years to materially affect its operating results, financial condition, cash flows or effective tax rate.

(19) Income Taxes

Current Taxes

Alion is subject to income taxes in the U.S., various states, Canada and India. Tax statutes and regulations within each jurisdiction are subject to interpretation requiring management to apply significant judgment. In 2013, the Company recognized approximately $2 thousand in current income tax expense for newly commenced business operations in India.

Deferred Taxes

Alion recorded approximately $7.0 million in deferred tax expense and liabilities related to tax-basis goodwill amortization in 2013, 2012 and 2011.

Alion was formerly an S corporation and has been a C corporation since March 2010. The Company’s history of losses gives rise to a presumption that it might not be able to realize the full benefit of any deferred tax assets it is required to recognize. Therefore, Alion maintains a valuation allowance equal to the deferred tax assets it is required to recognize each reporting period and in total.

The Company does not expect to pay any income taxes for the foreseeable future. Even though Alion has recorded a full valuation allowance for all deferred tax assets, management believes that if the Company were to become profitable, it should be able to use existing and anticipated net operating loss (NOL) carryforwards to offset taxes that might become due in the future. Alion’s ability to utilize NOL tax benefits will depend upon how much future taxable income it has and may be limited under certain circumstances. Alion does not have any NOL tax benefits it can carry back to years prior to becoming a C corporation.

The Company offers post-retirement prescription drug coverage to a limited number of retirees and beneficiaries. Alion has not claimed any federal tax credit in prior years. The Affordable Care Act has reduced the value of the federal subsidy for retiree drug coverage. Alion’s tax provision is unaffected by this legislative change. Management will decide whether to seek a subsidy in the future based on its anticipated value and the cost associated with seeking the subsidy.

Tax Uncertainties

FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” now codified as ASC Topic 740 Income Taxes prescribes a recognition threshold and a measurement attribute for financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. The Company may recognize a benefit for that amount which it has a more than 50% chance of realizing. If the Company’s position involves uncertainty, then in order to recognize a benefit, a given tax position must be “more-likely-than-not” to be sustained upon examination by taxing authorities.

Alion periodically assesses its liabilities and contingencies for all periods open to examination by tax authorities, based on the latest available information. Where management believes there is more than a 50 percent chance the Company’s tax position will not be sustained, Alion records its best estimate of the resulting tax liability, including interest. Interest or penalties related to income taxes are reported separately from income tax expense. The Company has analyzed its tax positions and has not recorded any liabilities for tax uncertainties.

The Company has unrecorded tax benefits related to goodwill deductions. If Alion is able to utilize these benefits to reduce taxes payable in the future, it will recognize a reduction in its income tax liability and a corresponding reduction in goodwill carrying value.

Alion may become subject to federal or state income tax examination for tax years ended September 2010 and after. Each of the Company’s open return year returns has given rise to an NOL carryforward including the Company’s 2010 return in which it elected not to defer the gain recognized on extinguishing certain former debt instruments. The Company does not expect resolution of tax matters for any open years to materially affect operating results, financial condition, cash flows or its effective tax rate.

As of September 30, 2013 and 2012 deferred tax assets and related valuation allowances were $97.0 million and $78.4 million and deferred tax liabilities were $58.1 million and $51.2 million. Alion’s effective tax rate for fiscal years 2013, 2012 and 2011 was (23.6%), (20.2%) and (18.6%).

The provision for income taxes for the years ended September 30, 2013, 2012 and 2011 was:

	Fiscal Years Ended September 30,
	2013	2012	2011
	(In thousands)
Current:
Foreign	3	—	—

Total current provision	$3	—	$—

Deferred:
Federal	$5,740	5,740	$5,740
State	1,234	1,234	1,234

Total deferred provision	$6,974	6,974	$6,974

Total provision for income taxes	$6,977	6,974	$6,974

Alion’s income tax provisions at September 30, 2013, 2012 and 2011 include the effects of state income taxes, debt extinguishment and changes in valuation allowances. The provision for income taxes for the years ended September 30, 2013, 2012 and 2011 differ from the amounts computed by applying the statutory U.S. federal income tax rate to income before taxes as a result of the following:

	Fiscal Years Ended September 30,
	2013		2012		2011
	(Dollars in thousands)
Expected federal income tax (benefit)	35.0%	$(10,365)	35.0%	$(12,066)	35.0%	$(13,093)
State income taxes (net of federal benefit)	4.5%	(1,325)	4.5%	(1,539)	4.5%	(1,666)
Nondeductible expenses	(0.4%)	105	(0.4%)	146	(0.6%)	232
Provision to return true-ups	(0.1%)	15	(0.8%)	286	(0.2%)	84
Tax credits	0.3%	(79)	0.0%	—	0.0%	—
Changes in valuation allowance	(62.9%)	18,626	(58.4%)	20,147	(57.2%)	21,417

Income tax expense (benefit)	(23.6%)	$6,977	(20.2%)	$6,974	(18.6%)	$6,974

At September 30, 2013 and 2012, the components of deferred tax assets and deferred tax liabilities were:

	September 30,
	2013	2012
	(In thousands)
Deferred tax assets:
Accrued expenses and reserves	$9,228	$11,206
Intangible amortization	13,185	14,305
Deferred rent	3,680	3,398
Deferred wages	4,060	3,954
Depreciation and leases	4,375	3,226
Carryforwards and tax credits	62,487	42,300
Other	25	25

Gross deferred tax assets	$97,040	$78,414

Less Valuation	(97,040)	(78,414)

Deferred tax liabilities:
Goodwill	(58,130)	(51,156)

Net deferred tax asset/(liability)	$(58,130)	$(51,156)